Exhibit 99.1

AVINGER, INC. ANNOUNCES CLOSING OF $7.6 MILLION REGISTERED DIRECT OFFERING

REDWOOD CITY, CA / January 14, 2022 / Avinger, Inc. (NASDAQ: AVGR) (the “Company”), a commercial-stage medical device company marketing the first and only intravascular image-guided, catheter-based system for diagnosis and treatment of Peripheral Artery Disease (PAD), today announced the closing of its previously announced registered direct offering of an aggregate of 7,600 shares of Series D convertible preferred stock (the “Preferred Stock”) and warrants to purchase up to an aggregate of 16,150,000 shares of common stock to certain institutional investors for gross proceeds of $7.6 million. The shares of Preferred Stock have a stated value of $1,000 per share and are convertible into an aggregate of 19,000,000 shares of common stock at a conversion price of $0.40 per share. The Preferred Stock will not be convertible until after the effective date of an amendment to the Amended and Restated Certificate of Incorporation of the Company to effect a reverse stock split at a ratio between and including 1-for-5 and 1-for-20 (the “Reverse Split Amendment”). The warrants have an exercise price of $0.48 per share, and will become exercisable on the later of (i) the effective date the Reverse Split Amendment and (ii) six months following the date of issuance. The warrants will expire five years following such initial exercise date.

H.C. Wainwright & Co. acted as the exclusive placement agent for the offering.

The Company currently intends to use the net proceeds from the offering for general corporate and working capital purposes.

The Company expects to call a special meeting of stockholders for the approval of the Reverse Split Amendment. The Preferred Stock has voting rights, with the common stock as a single class, equal to 750,000 votes per share of Preferred Stock on the proposal, provided that, in accordance with Nasdaq listing rules, any votes cast by the Preferred Stock with respect to the proposal to effect a reverse split of the common stock must be counted by the Company in the same proportion as the aggregate shares of common stock voted on such proposal.

The securities described were offered by Avinger, Inc. pursuant to a "shelf" registration statement on Form S-3 (File No. 333-230124), including the accompanying prospectus contained therein, initially filed with the Securities and Exchange Commission (SEC) on March 7, 2019 and became effective on March 29, 2019. The offering was made by means of a prospectus, forming a part of the effective registration statement. The final prospectus supplement and the accompanying prospectus relating to and describing the terms of the offering were filed with the SEC on January 13, 2022. Electronic copies of the final prospectus supplement and the accompanying prospectus relating to this offering may be obtained on the SEC's website at http://www.sec.gov or by contacting H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, NY 10022, by phone at (212) 856-5711 or e-mail at placements@hcwco.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Avinger, Inc.

Avinger is a commercial-stage medical device company that designs and develops the first and only image-guided, catheter-based system for the diagnosis and treatment of patients with Peripheral Artery Disease (PAD). PAD is estimated to affect over 12 million people in the U.S. and over 200 million worldwide. Avinger is dedicated to radically changing the way vascular disease is treated through its Lumivascular platform, which currently consists of the Lightbox imaging console, the Ocelot and Tigereye™ family of chronic total occlusion (CTO) catheters, and the Pantheris® family of atherectomy devices. Avinger is based in Redwood City, California. For more information, please visit www.avinger.com.

Safe Harbor Disclosure

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements related to the Company's intended use of proceeds, the results of the special meeting, and other statements that are not historical facts. Forward-looking statements are based on management's current expectations and are subject to risks and uncertainties that may cause actual results or events to differ materially from those projected. These risks and uncertainties, many of which are beyond our control, include: market and other conditions, the effects of the COVID-19 pandemic on our operations and general economic conditions; the risk that we may not receive stockholder approval of the Reverse Split Amendment; risks relating to our growth strategy; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; risks relating to the results of development activities; our ability to attract, integrate and retain key personnel; our need for substantial additional funds; patent and intellectual property matters; competition; as well as other risks described in the section entitled "Risk Factors" and elsewhere in our Annual Report on Form 10-K filed with the SEC on March 6, 2020 and in our other filings with the SEC, including, without limitation, our reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management's current estimates, projections, expectations and beliefs. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

Additional Information and Where to Find It

The proposal to approve the Reverse Split Amendment described above will be submitted to the Company’s stockholders for their consideration. The Company intends to file a proxy statement (the "Proxy Statement") that will be sent to all holders of record of the Company’s common stock and Series D preferred stock. This press release does not contain all the information that should be considered concerning the Reverse Split Amendment and is not intended to form the basis of any investment decision or any other decision in respect of the Reverse Split Amendment. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary Proxy Statement and the amendments thereto and the definitive Proxy Statement and other documents filed in connection with the Reverse Split Amendment, as these materials will contain important information about the Company and the Reverse Split Amendment. When available, the definitive Proxy Statement and other relevant materials for the Reverse Split Amendment will be mailed to stockholders of the Company as of a record date to be established for voting on the Reverse Split Amendment. The Company’s stockholders will also be able to obtain copies of the preliminary Proxy Statement, the definitive Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to the Company at Avinger, Inc., Attention: Investors Relations, 400 Chesapeake Drive, Redwood City, California 94063.

Participants in Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Reverse Split Amendment. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s definitive proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. To the extent such holdings of the Company’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants will be contained in the Proxy Statement for the proposed Reverse Split Amendment when available.

Investor Contact:
Mark Weinswig
Chief Financial Officer
Avinger, Inc.
(650) 241-7916
ir@avinger.com

Matt Kreps
Darrow Associates Investor Relations
(214) 597-8200
mkreps@darrowir.com